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                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549



                                       FORM 8-K
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                  Date of Report (date of earliest event reported):
                                  November 12, 1997





                     American Real Estate Investment Corporation
                    (Name of small business issuer in its charter)

   Maryland                       1-12514                       84-1246585
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(State or other           (Commission File Number)             (IRS Employer
jurisdiction                                             Identification Number)
of incorporation



1670 Broadway, Suite 3350, Denver, Colorado                        80202
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(Address of principal executive offices)                         (Zip Code)



      Registrant's Telephone Number (including Area Code):  (303) 869-4700




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 Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. This Current Report is filed for the purpose of filing the following exhibits by EDGAR:



  3.1 Articles of Incorporation of the Registrant filed with the State of Maryland on August 17, 1994

  3.2 Articles of Merger between American Real Estate Investment Corporation, a Delaware corporation, and the Registrant filed with the State of Maryland on August 26, 1994

  3.3 Articles of Amendment of the Registrant filed with the State of Maryland on June 23, 1995

  3.4        Bylaws of the Registrant

  10.1.1 Agreement of Limited Partnership of American Real Estate Investment, L.P. dated November 10, 1993

  10.1.2 Amendment No. 1 dated June 30, 1997 to Agreement of Limited Partnership of American Real Estate Investment, L.P.

  10.1.3 Amendment No. 2 dated August 11, 1997 to Agreement of Limited Partnership of American Real Estate Investment, L.P.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             American Real Estate Investment Corporation




                             By:  /s/ Rick A. Burger
                                  -------------------------------------
                                  Rick A. Burger, Treasurer










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